UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

NET2PHONE, INC.

(Exact name of registrant as specified in its charter)

000-26763

(Commission File Number)

Delaware	22-3559037

(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

520 Broad Street
Newark, New Jersey 07102

(Address of principal executive offices, with zip code)

(973) 438-3111

(Registrant's telephone number, including area code)

(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On November 17, 2005, Net2Phone, Inc. (“Net2Phone”) issued a press release announcing that it had received written notice from Altice One S.A. (“Altice”) that Altice was terminating three Cable Telephony and License Agreements between Net2Phone and Altice and/or one of its subsidiaries in connection with a change in control of Altice. A copy of such press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Document

99.1	Press Release dated November 17, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2005
NET2PHONE, INC.

	By:	/s/ Liore Alroy

Liore Alroy
Chief Executive Officer